UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2022

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 11, 2022, Nektar Therapeutics (the “Company” or “Nektar”) and PureTech Health plc (“PureTech”) issued announcements stating that the parties have mutually agreed to terminate discussions regarding a possible business combination.

A copy of the announcement made by Nektar is furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the announcement made by PureTech is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2), is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (including Exhibits 99.1 and 99.2) contains statements which are, or may be deemed to be, “forward-looking statements” which are prospective in nature. All statements, other than statements of historical fact, may be forward-looking statements. They are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Among other things, this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) contains forward-looking statements regarding the proposed combination and may include statements about the benefits of the proposed combination, expected future earnings, revenues and cost savings and other such items, based on Nektar’s and PureTech’s plans, estimates and projections. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be pursued, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the failure to satisfy the conditions of the proposed combination if and when implemented (including approvals or clearances from regulatory and other agencies and bodies) on a timely basis or at all, the inability of the enlarged group to realize successfully any anticipated synergy benefits when (and if) the proposed combination is implemented, the inability of the (post-combination) enlarged group to integrate successfully Nektar’s and PureTech’s operations when (and if) the proposed combination is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the proposed combination when (and if) it is implemented. Additional information concerning other risk factors is contained in the Risk Factors section of Nektar’s most recent report on Form 10-Q, filed with the Securities and Exchange Commission on August 5, 2022, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K. Nektar does not assume any obligation to update the forward-looking statements contained in this Current Report on Form 8-K, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Announcement by Nektar Therapeutics
99.2	Announcement by PureTech Health plc
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: October 11, 2022	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary

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